UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2019

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	4510 Cox Road, Suite 201, Richmond, Virginia	23060
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 822-3260

Inapplicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SYNL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 7.01 Regulation FD Disclosure
On August 23, 2019, Synalloy Corporation (the “Company”) issued a press release to announce that its Board of Directors, after deliberation and careful consultation with its independent financial and legal advisors, unanimously rejected an unsolicited offer by Privet Fund Management LLC (“Privet”) for a proposed transaction whereby Privet would purchase all of the issued and outstanding shares of the Company not already owned by Privet. Further, the Board announced that, after several months of ongoing due diligence and good faith cooperation with Privet as it thoroughly studied and analyzed purchasing the Company, the Company terminated its Mutual Non-Disclosure Agreement with Privet and discontinued further conversations. A copy of the press release is attached hereto as Exhibit 99.1.

In the interests of transparency to its stockholders, the Company is providing copies of its correspondence to date with Privet regarding this unsolicited offer herewith as Exhibits 99.2 - 99.7.

The information in this Current Report on Form 8-K, including the attached exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1     Press Release dated August 23, 2019
99.2    Letter from Privet Fund Management LLC to Synalloy Corporation, dated April 23, 2019
99.3    Letter from Synalloy Corporation to Privet Fund Management LLC, dated April 26, 2019
99.4    Letter from Privet Fund Management LLC to Synalloy Corporation, dated May 23, 2019
99.5    Letter from Synalloy Corporation to Privet Fund Management LLC, dated May 29, 2019
99.6    Letter from Privet Fund Management LLC to Synalloy Corporation, dated August 19, 2019
99.7    Letter from Synalloy Corporation to Privet Fund Management LLC, dated August 23, 2019

Exhibit Number	Name
99.1	Press Release Dated August 23, 2019
99.2	Letter from Privet Fund Management LLC to Synalloy Corporation, dated April 23, 2019
99.3	Letter from Synalloy Corporation to Privet Fund Management LLC, dated April 26, 2019
99.4	Letter from Privet Fund Management LLC to Synalloy Corporation, dated May 23, 2019
99.5	Letter from Synalloy Corporation to Privet Fund Management LLC, dated May 29, 2019
99.6	Letter from Privet Fund Management LLC to Synalloy Corporation, dated August 19, 2019
99.7	Letter from Synalloy Corporation to Privet Fund Management LLC, dated August 23, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ DENNIS M. LOUGHRAN
Dennis M. Loughran
Chief Financial Officer

Dated:August 23, 2019